                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-94439), Form S-3 (No.333-89683), Form S-3 (No. 333-35846), Form S-8 (No. 333-50259) and Form S-3/A (File No. 333-
84115).


San Antonio, Texas                           /s/ ARTHUR ANDERSEN LLP
November 14, 2000